UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2008

 ETRIALS WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50531	20-0308891
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Aerial Center Parkway, Morrisville, North Carolina	27560
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 653-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c)
On July 8, 2008, our Board of Directors appointed  Chuck Piccirillo our Interim Chief Executive Officer and President and to the same offices with our subsidiary, etrials, Inc.  Mr. Piccirillo was and continues to hold the position Vice President of Product Development.  Mr.  Piccirillo replaces Eugene "Chip" Jennings, who resigned effective July 8, 2008.  Mr.  Jennings had been our  Chief Executive Officer and President and held the same offices with our subsidiary etrials, Inc. since May 2007.  Mr. Piccirillo will hold these new positions while we conduct a search for a new Chief Executive Officer.

Chuck Piccirillo, 47 years old, has served as Vice President of Product Development since September 2007.  Mr. Piccirillo was an independent consultant from April 2007 until September 2007 and executive director research and development of Hill-Rom Corporation from January 2003 until March 2007.  Mr. Piccirillo has a Bachelor of Science in Electrical Engineering from Fairleigh Dickinson University.

A copy of the press release dated July 10, 2008 is set forth as Exhibit 99.1 to this Report and is incorporated by reference herein.

We plan to utilize Mr. Jennings on an as needed basis as a consultant to facilitate transition of CEO responsibilities.  Mr. Jennings’s employment agreement, which includes severance, is summarized in Item 10. “Executive Compensation” of our Form 10-KSB filed March 10, 2008 and our Definitive Proxy Statement filed on April 28, 2008, which is incorporated by reference herein.  Mr. Jennings' Employment Agreement is filed as Exhibit 99.2 to our Current Report on Form 8-K filed May 22, 2008, which is incorporated herein by reference.

On July 8, 2008, Eugene "Chip" Jennings, a member of our Board of Directors, resigned.

Mr. Jennings was not a member of any of the permanent Committees of our Board of Directors.  He served on our Board of Directors since November 2007.

Mr. Jennings stated the reasons for his resignation in correspondence with Mr. Robert Brill, the Chairman of our Board of Directors, as follows:

"Dear Bob:

It is with regret that effective immediately I must hereby resign as President and Chief Executive Officer of etrials Worldwide, Inc. and of etrials, Inc. for family reasons.  I also hereby resign from the Board of Directors of etrials Worldwide, Inc. and etrials, Inc. effective immediately.  I hereby confirm that no disagreement over operations, policies or practices has caused my resignation from the Board of Directors and the sole reason for my resignation from the Board of Directors is that I am no longer Chief Executive Officer.

Eugene Jennings
7/8/2008"

Item 9.01.   Financial Statements and Exhibits

Exhibit 99.1                               Press Release dated July 10, 2008 regarding change of Chief Executive Officer.
Exhibit 99.2                               Resignation of Eugene Jennings from Board of Directors on July 8, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 10, 2008	etrials Worldwide, Inc.

By: /s/ Joseph Trepanier
Name: Joseph Trepanier
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated July 10, 2008 regarding change of Chief Executive Officer.
99.2	Resignation of Eugene Jennings from Board of Directors on July 8, 2008